Exhibit 99.1


JPMorgan Chase & Co.
270 Park Avenue, New York, NY 10017-2070
NYSE symbol: JPM
www.jpmorganchase.com

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News release: IMMEDIATE

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Media Contacts:

John Johmann             JPMorgan Chase      212-552-9377      John.Johmann@chase.com
Judy Miller              JPMorgan Chase      212-270-7171      Judith.b.Miller@jpmorgan.com
John Murray              Vastera             703-661-9006      John.Murray@vastera.com

Investor Contact:
Ann Borowiec             JPMorgan Chase      212-270-7318      Ann.Borowiec@jpmorgan.com

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                       JPMORGAN CHASE TO ACQUIRE VASTERA

     Transaction Will Combine Vastera's Global Trade Management Solutions
         With JPMorgan Chase's Logistics and Trade Services Businesses


New York, January 7, 2005 - JPMorgan Chase Bank, N.A. (NYSE: JPM) and Vastera (Nasdaq: VAST) today announced that they have signed an Agreement and Plan of Merger whereby Vastera, a provider of global trade management solutions, will be acquired by and combined with the Logistics and Trade Services businesses of JPMorgan Chase's Treasury Services unit. Under the Agreement and Plan of Merger, Vastera shareholders will receive $3.00 for each outstanding share of Vastera common stock they own, for a total transaction value of approximately $129 million.

Vastera's solutions automate the required trade management processes associated with the physical movement of goods internationally. The acquisition will further provide JPMorgan Chase clients with a "one-stop shop" that addresses the increasing challenges and risks associated with moving goods across international borders. The JPMorgan Chase solution facilitates the seamless management of information and processes in support of physical goods movement and financial settlement of the complete global trade process.

"Through this combination, JPMorgan Chase will be the first global financial institution to offer a complete integrated cash, trade and logistics solution across the physical and financial supply chains in a way that maximizes benefits to our clients," said Paul Simpson, Emerging Payments and Global Trade Services Business Executive for the Treasury Services unit of JPMorgan Chase. "Moving forward, this combination gives us scale and capabilities that are unmatched in the market place."

"We already had an extensive working relationship with JPMorgan Chase providing global trade management solutions, and now we are able to build on that relationship as a part of the same firm," said Tim Davenport, Chief Executive Officer at Vastera. "Joining an organization that has a broad global trade management infrastructure will bring tangible benefits to our clients."

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"We are committed to expanding our extensive treasury management expertise to deliver comprehensive solutions best suited to our clients' current and evolving business requirements," said Lori Hricik, Executive Vice President and head of JPMorgan Chase's Treasury Services unit. "This acquisition brings our clients the benefits of end-to-end global trade management solutions and it brings Vastera's clients the benefits of JPMorgan Chase's comprehensive financial services platform and product set."

Completion of the merger is subject to Vastera shareholder and various banking and other customary regulatory approvals. The transaction was approved by Vastera's board of directors. Vastera's board recommends that the Vastera shareholders vote in favor of the transaction at a shareholder meeting that will be scheduled as soon as practicable. Two major shareholders representing approximately 28% of the Vastera shares outstanding have committed to vote their shares in favor of the transaction pursuant to voting agreements entered into with JPMorgan Chase.

About JPMorgan Chase & Co.

JPMorgan Chase & Co. (NYSE: JPM) is a leading global financial services firm with assets of $1.1 trillion and operations in more than 50 countries. The firm is a leader in investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management, and private equity. The Treasury Services (www.jpmorgan.com/ts) business of JPMorgan Chase is a top-ranked, full-service provider of innovative payment, collection, liquidity and investment management, trade finance, commercial card and information solutions to corporations, financial services institutions, middle market companies, small businesses, governments and municipalities worldwide. With more than 50,000 clients and a presence in 36 countries, JPMorgan Treasury Services is the world's largest provider of treasury management services. Information about the firm is available at www.jpmorganchase.com.

About Vastera

Vastera is the worldwide leader in providing solutions for Global Trade Management (GTM). Utilizing Vastera's GTM solutions, clients realize significant reductions in costs to manage their global trade operations while improving compliance with government regulations and service levels to end customers. Vastera's GTM solutions include: TradeSphere (software), Trade Management Consulting (business process consulting), and Managed Services (business process outsourcing). As the only publicly traded company focused exclusively on global trade, Vastera is headquartered in Dulles, Virginia and has approximately 650 professionals, in 14 countries. With over 400 clients throughout the world, many of the world's largest corporations utilize their GTM solutions. For more information, please visit www.vastera.com.

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Certain statements and information included in this press release, such as those identified by the use of forward-looking words and phrases such as "anticipates, " "estimates," "plans," "expects," "to continue," "subject to," "target" and such other similar phrases, constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of JPMorgan Chase or Vastera or the timing and occurrence (or non-occurrence) of the transaction described above to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Such risks and factors may include (1) the businesses of JPMorgan Chase and Vastera may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; (5) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (6) the failure of Vastera's stockholders to approve the merger; (7) the strength of the United States and world economy in general. Additional discussion of factors that could cause actual results to differ material from management's projections, forecasts, estimates and expectations is contained in Vastera's and JPMorgan Chase's Securities and Exchange Commission filings.

In connection with the above-described transactions, Vastera intends to file a proxy statement and other materials with the Securities and Exchange Commission. STOCKHOLDERS OF VASTERA ARE URGED TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement and these other materials when they become available, as well as other materials filed with the Securities and Exchange Commission concerning Vastera, at the Securities and Exchange Commission's web site at http://www.sec.gov. Stockholders of Vastera may also obtain for free the proxy statement and other documents filed by Vastera with the Securities and Exchange Commission in connection with the above-described transactions by directing a request to Vastera, 45025 Aviation Drive, Suite 300, Dulles, VA 20166; Attention: Investor Relations.

Vastera and JPMorgan Chase and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Vastera in connection with the merger. Information about Vastera and JPMorgan Chase and their respective directors and officers can be found in Vastera's and JPMorgan Chase's Proxy Statements and Annual Reports on Form 10-K filed with the Securities and Exchange Commission. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available. Thomas Weisel Partners LLC acted as the principal financial advisor to Vastera on this transaction.


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